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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                             -------------------------

                                      FORM 8-K

                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                             -------------------------

          Date of Report
          (Date of earliest
          event reported):    December 14, 1998



                        Wisconsin Public Service Corporation
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


           Wisconsin                    1-3016                39-0715160
        ---------------            ----------------       ------------------
        (State or other            (Commission File          (IRS Employer
        jurisdiction of                 Number)           Identification No.)
         incorporation)

          700 North Adams Street, P.O. Box 19001, Green Bay, WI  54307
          ------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (920) 433-1466
                         -------------------------------
                         (Registrant's telephone number)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.        OTHER EVENTS

          (a) UNDERWRITING AGREEMENT. The Registrant has entered into an underwriting agreement with Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Legg Mason Wood Walker, Incorporated (the "Underwriting Agreement") in connection with the offering of Senior Notes, 6.08% Series due December 1, 2028 (the "Senior Notes"), registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-67979). The Underwriting Agreement is filed herewith as Exhibit 1.

          (b) INDENTURE. The Registrant entered into an Indenture and First Supplemental Indenture with Firstar Bank Milwaukee, N.A., National Association, as trustee, in connection with the offering of the Senior Notes. Copies of the Indenture and First Supplemental Indenture are filed herewith as Exhibits 4A and 4C, respectively.

          (c) THIRTY-THIRD SUPPLEMENTAL INDENTURE. The Registrant has entered into a Thirty-Third Supplemental Indenture with Firstar Bank Milwaukee, N.A., National Association, as successor trustee, in connection with the issuance of the Registrant's First Mortgage Bonds, Collateral Trust A, which are being pledged as security for the Senior Notes. A copy of the Thirty-Third Supplemental Indenture is filed herewith as Exhibit 4D.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


          (c)  EXHIBITS.

          1 Underwriting Agreement, dated as of December 14, 1998 between Wisconsin Public Service Corporation and Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Legg Mason Wood Walker, Incorporated.

          4A Indenture, dated as of December 1, 1998, between Wisconsin Public Service Corporation and Firstar Bank Milwaukee, N.A., National Association.

          4C First Supplemental Indenture, dated as of December 1, 1998 between Wisconsin Public Service Corporation and Firstar Bank Milwaukee, N.A., National Association.

          4D Thirty-Third Supplemental Indenture, dated as of December 1, 1998, between Wisconsin Public Service Corporation and Firstar Bank Milwaukee, N.A., National Association.

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                                     SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WISCONSIN PUBLIC SERVICE CORPORATION




                                         By: /s/ Daniel P. Bittner
                                             -----------------------------------
                                                  Daniel P. Bittner
                                                  Senior Vice President-Finance

Date:     December 17, 1998

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                                  EXHIBIT INDEX


1 Underwriting Agreement, dated as of December 14, 1998 between Wisconsin Public Service Corporation and Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Legg Mason Wood Walker, Incorporated.

4A Indenture, dated as of December 1, 1998, between Wisconsin Public Service Corporation and Firstar Bank Milwaukee, N.A., National Association.

4C First Supplemental Indenture, dated as of December 1, 1998 between Wisconsin Public Service Corporation and Firstar Bank Milwaukee, N.A., National Association.

4D Thirty-Third Supplemental Indenture, dated as of December 1, 1998, between Wisconsin Public Service Corporation and Firstar Bank Milwaukee, N.A., National Association.


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